SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 18, 2005

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

40 Portman Square, 4th Floor, London, United Kingdom W1H 6LT

(Address of principal executive offices) (Zip Code)

+ 44 20 7486 4900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement

On February 18, 2005, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Bushido Capital Master Fund, L.P., Oxford Capital Management, LLC, Stratford Partners, L.P., Gryphon Master Fund, L.P., Little Wing, L.P., Gamma Opportunity Capital Partners L.P., GSSF Master Fund, L.P., Tradewinds Fund Ltd., and Professional Traders Fund, LLC (the “Investors”), pursuant to which the Investors purchased convertible debentures in the aggregate principal amount of $3,599,999.50 and warrants to purchase up to an aggregate of 3,600,000 shares of our common stock for an aggregate purchase price of $3,599,999.50.

In addition to the debentures and warrants already sold as of the date of this current report, the Securities Purchase Agreement provides for the sale of additional debentures in the aggregate principal amount of up to $6,400,000.50 and additional warrants to purchase up to an aggregate of 6,400,000 shares of our common stock.  The additional closing must take place, if at all, not later than March 20, 2005.  The debentures and warrants issued in the additional closing, if any, will be on substantially the same terms as those issued in the first closing.  The sale of the debentures and warrants in the first closing and the additional closing is sometimes collectively referred to herein as the “Financing.”

We have granted each of the Investors a participation right whereby they may elect to purchase all or a portion of securities sold in certain future financings.  In the event the Investors elect to purchase an aggregate amount in excess of the total amount offered in such a future financing, each Investor will be permitted to purchase a fraction of the total offering determined by dividing such Investor’s aggregate investment in the Financing (including the additional closing, if any) by the aggregate investment in the Financing by all Investors participating in such future financing.  The participation right expires at the end of the six-month period following the date the initial registration statement covering shares of our common stock underlying the debentures and warrants (which we must file pursuant to a Registration Rights Agreement, as further described herein) is first declared effective by the Securities and Exchange Commission.

We have also granted each Investor the right to exchange all or some of its debentures for securities offered in certain future financings.  In the event this exchange right is exercised in connection with such a future financing, we would be required to issue to the Investor requesting the exchange a number of new securities offered in such financing determined by dividing the outstanding principal amount of the debenture being exchanged (plus accrued interest or other fees owed to such Investor) by the price at which the new securities are being sold in such financing.  This exchange right expires on the earlier of (i) the first date on which none of the warrants or debentures remains outstanding and (ii) the date the initial registration statement covering shares underlying the debentures and warrants is first declared effective by the Securities and Exchange Commission.

Under the terms of the Securities Purchase Agreement, we are prohibited from engaging in certain types of financing transactions for a period of three years after the date the initial registration statement covering shares underlying the debentures and warrants is first declared effective by the Securities and Exchange Commission.  In particular, during this period, we may not issue securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of our common stock at a conversion, exercise or exchange price, as applicable, that (i) is based upon and/or varies with the market price of our common stock at any time after the issuance of such securities, or (ii) is subject to reset upon the occurrence of events directly or indirectly related to our business or the market for our common stock.  We are also prohibited from entering into any agreement providing for the sale of securities at a price determined at a future time.  Finally, we may not enter into any capital raising transaction in which we grant an investor the right to receive additional securities in the event we issue securities in future transactions on more favorable terms than those granted to such investor in such capital raising transaction.

Convertible Debentures

The debentures issued to the Investors on February 18, 2005 accrue interest daily at a rate of 8% per annum, which interest is payable quarterly on each March 31, June 30, September 30 and December 31 following the issue date.  The final interest payment is due on the date of maturity of the debentures, February 18, 2008.  In addition, on any date on which all or a portion of the principal of the debentures is converted, all unpaid interest having accrued on such principal at the time of such conversion will become immediately payable.  We are not permitted to prepay any portion of the principal amount of any of the debentures without the prior consent of the holder thereof.

The debentures are convertible at the option of the holders into shares of our common stock at any time at an initial conversion price of $.75 per share.  Except in the case of certain designated issuances, if we issue shares of common stock or common stock equivalents (i.e., securities convertible into, or exercisable or exchangeable for, shares of our common stock) at a price per share (or in the case of common stock equivalents, a conversion, exercise or exchange price per share) below the then applicable conversion price of the debentures, the conversion price of the debentures will be reduced to that lower price per share.  Issuances that will not result in adjustment to the conversion price include issuances to employees, consultants, directors or officers pursuant to a stock or option plan adopted by our board of directors, securities issued upon conversion of other securities outstanding prior to the date of issuance of the debentures, warrants issued in connection with obtaining bank financing, common stock issued in connection with the settlement of claims, and securities issued in connection with acquisitions, joint ventures or other strategic transactions.

If, after the first anniversary of the original issue date of the debentures, the market price of our common stock (determined in accordance with the terms of the debentures) for any period of 30 consecutive trading days exceeds $1.25 and the average daily dollar trading volume for such period is at least $200,000, we may, subject to certain conditions, force the holders of the debentures to immediately convert all or any part of the then outstanding principal amount at the then effective conversion price.

We have agreed to certain restrictions under the terms of the debentures, including a prohibition on the payment of cash dividends to our stockholders while any of the debentures are outstanding.  Upon the occurrence of an event of default under the debentures, an amount equal to the greater of  (i) 130% of the then outstanding principal amount, plus any accrued and unpaid interest thereon, and (ii) the product of the then outstanding principal amount, plus any accrued and unpaid interest thereon, multiplied by the quotient obtained by dividing the market price of our common stock (as determined in accordance with the terms of the debentures) by the conversion price of the debentures, will, at the holder’s option, become immediately due and payable in cash, plus any other amounts, costs, expenses or liquidated damages then due in respect of such debentures. Upon an event of default, the interest rate on the debentures will also be increased to 18% per annum.

Events of default under the debentures include failure to pay any amounts under the debentures when due, a material default under our other agreements with the Investors or default in our obligations under mortgage, credit facility or similar agreements, a material inaccuracy in the representations and warranties we made to the Investors in connection with the Financing, and the initiation of voluntary or involuntary bankruptcy proceedings against us.

Common Stock Purchase Warrants

The common stock purchase warrants issued to the Investors on February 18, 2005 are exercisable for an aggregate of 3,600,000 shares of our common stock at an initial exercise price of $1.00.  The warrants expire five years after the date of issuance, or February 18, 2010.   They contain a cashless exercise provision whereby the holder may pay the exercise price by having us withhold upon exercise shares having a fair market value equal to the applicable aggregate exercise price if after the first anniversary of the date of issuance of the warrant there is no effective registration statement registering, or no current prospectus available for, the resale of the shares issuable upon the exercise of the warrants.  In the event this provision is used with respect to an exercise, we would receive no proceeds from the sale of our common stock in connection with such exercise.

The exercise price is subject to adjustment in the event of certain issuances of new securities.  Specifically, except in the case of certain designated issuances, if we issue shares of common stock or common stock equivalents (i.e., securities convertible into, or exercisable or exchangeable for, shares of our common stock) at a price per share (or in the case of common stock equivalents, a conversion, exercise or exchange price per share) below the then applicable exercise price of the warrants, the exercise price of the warrants will be reduced to that lower price per share.  In the event of such an adjustment, the number of shares for which the warrants are exercisable will be increased such that the aggregate exercise price of the warrants after the adjustment will equal the aggregate exercise price immediately prior to the adjustment.  Issuances that will not result in adjustment to the exercise price include issuances to employees, consultants, directors or officers pursuant to a stock or option plan adopted by our board of directors, securities issued upon conversion of other securities outstanding prior to the date of issuance of the warrants, warrants issued in connection with obtaining bank financing, common stock issued in connection with the settlement of claims, and securities issued in connection with acquisitions, joint ventures or other strategic transactions.

Registration Rights Agreement

We have agreed to register for resale under the Securities Act of 1933, as amended, the shares underlying the debentures and warrants pursuant to a Registration Rights Agreement between us and the Investors dated February 18, 2005.  Specifically, we are required to file with the Securities and Exchange Commission no later than April 4, 2005 a registration statement covering the resale of a number of shares of common stock equal to 125% of the shares issuable upon conversion and exercise in full of the debentures and warrants as of the date of filing of the registration statement.  The registration statement covering these shares must be declared effective by the Securities and Exchange Commission no later than June 18, 2005.  In the event we fail to file the registration statement or it is not declared effective within the timeframes specified by the Registration Rights Agreement, we will be required to pay to the Investors liquidated damages equal to 1.0% per month (but pro-rated on a daily basis for any period of less than a full month) of the aggregate purchase price of the debentures and warrants until we file the delinquent registration statement or the registration statement is declared effective, as applicable.

If, at any time, the number of shares issuable upon conversion and exercise in full of the notes and warrants exceeds 90% of the number of shares then registered (e.g., due to adjustments in the conversion price of the debentures or exercise price of the warrants), we will be required to file an additional registration statement covering the excess shares.  We will have to file the additional registration statement not later than the 30th calendar day, and the additional registration statement must be declared effective by the Securities and Exchange Commission not later than the 75th calendar day, following the date the 90% threshold is exceeded.  If we do not file the registration statement or the registration statement is not declared effective within these time frames, we will be required to pay to the Investors liquidated damages as described in the preceding paragraph.

Placement Agent Agreement

On February 15, 2005, we entered into an agreement with a placement agent, IndiGo Securities, LLC, under which they are providing services in connection with the Financing and will provide ongoing consulting services to us.  Under the terms of the agreement, IndiGo is entitled to receive a placement fee equal to 10% or, in some cases, 5% of the purchase price paid by each Investor (plus any expenses IndiGo incurs in connection with the Financing) at each of the closings described above.  We paid IndiGo a placement fee of $322,449.95 in connection with the first closing of the Financing.  Under our agreement with IndiGo, as additional compensation for IndiGo’s services in connection with the Financing, we will issue to IndiGo at the additional closing warrants to purchase a number of shares of common stock equal to the aggregate placement fee paid to IndiGo divided by $1.00.

We have also agreed to pay IndiGo a consulting fee of $20,000 per month for the 12-month period ending February 17, 2006.  We have a right to terminate the agreement upon written notice after August 17, 2005.  IndiGo may, at its option and in lieu of 50% of the cash consulting fee due for any month, accept warrants to purchase 10,000 shares of our common stock at an exercise price of $1.00 per share.

We have agreed to indemnify IndiGo from claims arising in relation to the services it provides to us in connection with this agreement.  We have also granted IndiGo a board observer right which expires on the earlier of February 14, 2007 and the first date on which at least two-thirds of the debentures issued in the Financing (including those issued in the additional closing, if any) have been converted.

The discussion in this current report is only a summary and is qualified in its entirety by reference to the form of 8% Convertible Debenture, the form of Common Stock Purchase Warrant, the Securities Purchase Agreement, the Registration Rights Agreement and the Placement Agent Agreement, which are included as Exhibits 4.1, 4.2, 10.1, 10.2 and 10.3, respectively, to this current report on Form 8-K and are incorporated by reference in this Item.

ITEM 2.03             CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

As described in Item 1.01 of this current report, on February 18, 2005 we issued convertible debentures to the Investors in the aggregate principal amount of $3,599,999.50. The description of the debentures and the Securities Purchase Agreement contained in Item 1.01 of this current report is incorporated by reference in this Item.

ITEM 3.02                                       UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Securities Purchase Agreement, we issued and sold 8% Convertible Debentures with an aggregate principal amount of $3,599,999.50. The debentures are convertible, at the option of the holder, into shares of common stock of the Company at an initial conversion price of $0.75 per share.

Under the Securities Purchase Agreement, we also issued to the Investors warrants to purchase up to 3,600,000 shares of our common stock at an initial exercise price of $1.00 per share with an expiration date of February 18, 2010.

We paid, or are obligated to pay, commissions in connection with this private placement in the aggregate amount of $359,999.95.  The private placement was exempt from registration under Section 4(2) of the Securities Act of 1993, as amended.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title

4.1	Form of 8% Convertible Debenture

4.2	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement dated February 18, 2005

10.2	Registration Rights Agreement dated February 18, 2005

10.3	Placement Agent Agreement dated February 15, 2005

10.4	Escrow Agreement dated February 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: February 25, 2005	/s/ RUPERT GALLIERS-PRATT
Rupert Galliers-Pratt
President, Chief Executive Officer and Chairman of the Board

Exhibit Index

Number	Title

4.1	Form of 8% Convertible Debenture

4.2	Form of Common Stock Purchase Warrant

10.1	Securities Purchase Agreement dated February 18, 2005

10.2	Registration Rights Agreement dated February 18, 2005

10.3	Placement Agent Agreement dated February 15, 2005

10.4	Escrow Agreement dated February 18, 2005